SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 10, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE OWNER TRUST 2003-C
(Issuer with respect to Notes)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-103244-02	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3900

Item 5. Other Events.

     Effective November 11, 2003, The Bank of New York, a Delaware banking corporation, resigned from its position as Owner Trustee of the Onyx Acceptance Owner Trust 2003-C (the “Trust”) pursuant to Section 10.02 of that certain Trust Agreement dated as of July 1, 2003, among the Registrant, Citibank, N.A., a national banking association and The Bank of New York (the “Trust Agreement”). Onyx Acceptance Corporation (“Onyx”) accepted such resignation and appointed Chase Manhattan Bank USA, National Association, a national banking association (“Chase”), to succeed The Bank of New York as Owner Trustee of the Trust effective November 11, 2003 pursuant to the Trust Agreement. Chase accepted such appointment.

     On behalf of the Trust, the undersigned Registrant under Registration Statement on Form S-3 No. 333-103244 has caused to be filed with the Commission that certain Instrument of Resignation, Appointment, and Acceptance dated as of November 10, 2003, among the Registrant, XL Capital Assurance Inc., Onyx, The Bank of New York and Chase as Exhibit 4.2.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description

4.2	Instrument of Resignation, Appointment, and Acceptance

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2003	ONYX ACCEPTANCE FINANCIAL CORPORATION

	By:	/s/ DON P. DUFFY

Don P. Duffy
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.2	Instrument of Resignation, Appointment, and Acceptance

4